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                                                                    EXHIBIT 23.1

                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS


     As independent public accountants, we hereby consent to the incorporation of our reports and to all references to our Firm included in or made a part of this amendment no. 3 to the registration statement on Form S-4.


                                                 /s/ ARTHUR ANDERSEN LLP

Oklahoma City, Oklahoma

January 25, 1999